UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         DECEMBER 1, 2004
                                                  -----------------------------


                             AMES TRUE TEMPER, INC.
             (Exact Name of Registrant as Specified in its Charter)




          DELAWARE                   333-118086                22-2335400
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
   of Organization)                                         Identification No.)




                         465 RAILROAD AVENUE, CAMP HILL,
                               PENNSYLVANIA 17011
                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (717) 737-1500

                         (Registrant's telephone number,
                              including area code)

                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 1, 2004, ATT Holding Co., parent of Ames True Temper, Inc., (the "Registrant") issued a press release relating to the Registrant's results of operations for the fiscal fourth quarter ended September 25, 2004, a copy of which is furnished as Exhibit 99.1 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         The following exhibit is furnished herewith:

         99.1     Press Release issued on December 1, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMES TRUE TEMPER, INC.
                                            (Registrant)

Date: December 1, 2004                      By: /s/ Judy Schuchart
                                               --------------------------------
                                            Judy Schuchart
                                            Vice President Finance and Chief
                                            Financial Officer
                                            (Principal Accounting Officer and
                                            Principal Financial Officer)